SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Thomas A. Bogart, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Thomas A. Bogart__________
Thomas A. Bogart

Dated: April 7, 2006

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Gary Corsi, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Gary Corsi________________
Gary Corsi

Dated: April 7, 2006

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Scott M. Davis, hereby constitute and appoint Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ Scott M. Davis____________
Scott M. Davis

Dated: April 7, 2006

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Paul W. Derksen, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Paul W. Derksen________________
Paul W. Derksen

Dated: April 7, 2006

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Mary M. Fay, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Mary M. Fay_______________
Mary M. Fay

Dated: April 7, 2006

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Leila Heckman, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ Leila Heckman_________
Leila Heckman

Dated: April 7, 2006

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Donald B. Henderson, Jr., hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Donald B. Henderson, Jr.______
Donald B. Henderson, Jr.

Dated: April 7, 2006

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Peter R. O'Flinn, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ Peter R. O'Flinn___________
Peter R. O'Flinn

Dated: April 7, 2006

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, C. James Prieur, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ C. James Prieur___________
C. James Prieur

Dated: April 7, 2006

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Robert C. Salipante, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ Robert C. Salipante_________
Robert C. Salipante

Dated: April 7, 2006

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Barbara Z. Shattuck, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

_/s/ Barbara Z. Shattuck________
Barbara Z. Shattuck

Dated: April 7, 2006

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, David K. Stevenson, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ David K. Stevenson___________
David K. Stevenson

Dated: April 7, 2006

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

POWER OF ATTORNEY

I, Donald A. Stewart, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Insurance and Annuity Company of New York (File No. 333-105438) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

__/s/ Donald A. Stewart_________
Donald A. Stewart

Dated: April 7, 2006